Mercantile Funds, Inc.

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Intermediate Tax-Exempt Bond Fund

National Tax-Exempt Bond Fund

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

(collectively, the “Funds”)

Supplement dated December 16, 2003

to the Class A, Class B and Class C Shares

Prospectus dated September 30, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

A.	The information regarding the fees and expenses of the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund contained in the supplement dated September 30, 2003 to the Class A, Class B and Class C Shares prospectus dated September 30, 2003 is rescinded.

B.	Under the section entitled “Sales Charge Waivers – Class B and Class C Shares” on pg. 64 of the prospectus, the following should be added after the last bullet point:

No CDSC is assessed on redemptions of Class C Shares if:

•	You are exchanging shares of the Company held as a part of a Mercantile Retirement Services qualified retirement plan under Section 401(k) of the Internal Revenue Code into shares of another mutual fund as part of the same qualified retirement plan.